April 27, 2026
John Hancock Variable Insurance Trust
Summary prospectus
International Small Company Trust
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at dfinview.com/johnhancock?site=funds. You can also get this information at no cost by sending an email request to webmail@jhancock.com or calling 800-344-1029 (for John Hancock Variable Annuities) or 800-732-5543 (for John Hancock Variable Life Insurance), or if your policy is held through another insurance company, please contact that company. The fund’s prospectus and Statement of Additional Information, both dated April 27, 2026, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated December 31, 2025, are incorporated by reference into this summary prospectus. This summary prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and is not intended for use by other investors.
Tickers
Series I: JAJCX	Series II: JAADX	Series NAV: JAJDX
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.80	0.80	0.80
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.22	0.22	0.22
Total annual fund operating expenses	1.07	1.27	1.02
Contractual expense reimbursement	-0.01 [1]	-0.01 [1]	-0.01 [1]
Total annual fund operating expenses after expense reimbursements	1.06	1.26	1.01

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

International Small Company Trust
Expenses ($)	Series I	Series II	Series NAV
1 year	108	128	103
3 years	339	402	324
5 years	589	696	562
10 years	1,305	1,533	1,247
Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies in the particular markets in which the fund invests. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) Based on market capitalization data as of February 28, 2026, the market capitalization of a small company in any country in which the fund invests would generally be below $17.6 billion. This threshold will vary by country or region. The fund will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
The fund invests its assets in securities listed on bona fide securities exchanges. These exchanges may be either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or other similar securities, including dual-listed securities.
The subadvisor determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the subadvisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The subadvisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. This threshold will vary by country or region, and dollar amounts will change due to market conditions.
The fund intends to purchase securities in each applicable country using a market capitalization weighted approach. The subadvisor, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See “Market Capitalization Weighted Approach” below. The weightings of countries in the fund may vary from their weightings in international indices, such as those published by FTSE Russell or MSCI.
The fund also may use derivatives such as futures contracts and options on futures contracts, to increase or decrease equity market exposure  based on actual or expected cash inflows to or outflows from the fund. The fund may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances or exchange of one foreign currency for another currency. In addition to money market instruments and other short-term investments, the fund may invest in affiliated and unaffiliated unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
Generally, the fund does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.
The subadvisor will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors such as asset growth in the fund, constraints imposed within a country’s market, and characteristics of each country’s market. The subadvisor’s Investment Committee may authorize other countries for investment in the future and the fund may continue to hold investments in countries not currently authorized for investment but that had previously been authorized for investment.
Market Capitalization Weighted Approach
The fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be modified by the subadvisor for a variety of reasons. The subadvisor may adjust the representation in the fund of an eligible company, or exclude a company, after  considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability,  investment characteristics, and other factors the subadvisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the subadvisor may consider additional factors such as price to cash flow or price to earnings ratios. In assessing  profitability, the subadvisor considers different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the subadvisor considers ratios

International Small Company Trust
such as recent changes in assets divided by total assets. The criteria the subadvisor uses for assessing relative price, profitability and investment characteristics are subject to change from time to time. The subadvisor may deviate from market capitalization weighting to limit or fix the exposure of the fund to a particular country or issuer to a maximum proportion of the assets of the fund. The subadvisor may exclude the stock of a company that meets applicable market capitalization criteria if the subadvisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. The subadvisor may decrease the allocation of the fund’s assets to eligible small capitalization companies that generally have lower profitability and/or higher relative prices. These adjustments will result in a deviation from traditional market capitalization weighting.
Country weights may be based on the total market capitalization of companies within each country. The calculation of country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of countries may vary from their weighting in published international indices.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 257 of the prospectus.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Geographic risk. A natural or other disaster could occur in a geographic region in which the fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the fund’s investments in the affected region.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, and options . Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Industrials sector risk. Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, input controls, and government spending.
Investment company securities risk. Fund shareholders indirectly bear their proportionate share of the expenses of any investment company in which the fund invests. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

International Small Company Trust
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance does not indicate future results. The MSCI World ex USA Small Cap Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Calendar year total returns (%)—Series NAV

Best quarter:	Q2 2020	20.80%
Worst quarter:	Q1 2020	-30.16%

Average annual total returns (%)—as of 12/31/2025	1 year	5 year	10 year
Series I	34.98	7.99	7.79
Series II	34.67	7.77	7.57
Series NAV	35.01	8.04	7.85
MSCI World ex-USA Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	31.85	9.46	8.55
MSCI World ex USA Small Cap Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	34.07	6.49	8.05
Investment management

Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Dimensional Fund Advisors LP
Portfolio management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

International Small Company Trust
Jed S. Fogdall	Brendan J. McAndrews
Global Head of Portfolio Management, Senior Portfolio Manager and Vice President Managed fund since 2010	Senior Portfolio Manager and Vice President Managed fund since 2025
Joel P. Schneider Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President Managed fund since 2022
Purchase and redemption of fund shares

Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (qualified plans).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes

Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries

The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (Related Parties), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for management, distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s website for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

© 2026 John Hancock Distributors, LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116
John Hancock Variable Annuities: 800-344-1029
John Hancock Variable Life Insurance: 800-732-5543
johnhancock.com
SEC file number: 811-04146
4/27/26